Semiannual Report

Mid-Cap Value Fund

June 30, 2001

T. Rowe Price

Report Highlights

Mid-Cap Value Fund

o Mid-cap value stocks, which returned to popularity in 2000, stayed in favor through the first half of this year.

o Your fund posted solid returns for the 6- and 12-month periods that were ahead of the market indices, but mixed against its Lipper peer group.

o Our consumer, materials, and energy stocks aided performance, while technology hampered returns.

o Mid-cap stocks remain inexpensive compared to large-caps, and we continue to find good businesses at attractive prices.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders
The broad stock market fell over the first half of 2001, reflecting the weak U.S. economy and earnings shortfalls that have now spread beyond the technology sector. Yet while growth stocks suffered considerable damage during the period, value stocks performed well as investors continued to focus on valuations and risk-adjusted returns. This was a good environment for mid-cap value stocks, and we are pleased to report solid absolute and relative returns for your fund for the 6- and 12-month periods ended June 30.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                        6 Months           12 Months
  ------------------------------------------------------------------------------

  Mid-Cap Value Fund                              7.29%              28.34%

  S&P MidCap Index                                0.97                8.87

  Lipper Mid-Cap Value

  Funds Average                                   8.33               25.43

  Russell Midcap Value I                          3.26               23.92

     The Mid-Cap Value Fund experienced a good first half by posting a 7.29% gain that surpassed its unmanaged benchmarks, the S&P MidCap and Russell Midcap Value indices, as shown in the table. Fund results modestly lagged our Lipper peer group for the six months. For the year, the fund outdistanced both indices and our average competitor fund, registering a 28.34% return. Superior stock selection and an underweight position in utility stocks contributed to this strong relative performance.


MARKET ENVIRONMENT

     The economy slowed to a crawl as 2000 ended, prompting the Federal Reserve to take aggressive steps to stimulate growth. The Fed has lowered targeted short-term interest rates six times for a total of 2.75 percentage points since the beginning of the year. Congress provided further stimulus in the form of a $1.35 trillion tax cut, including over $40 billion in rebate checks being mailed this year. Despite these moves, the economy grew at just over a 1% annual rate, unemployment rose, and corporate spending fell. Many companies reduced their earnings expectations. Technology and telecommunications stocks were hardest hit, but slow demand and inventory buildups spread to other industries as well. Investors, shaken by the dramatically weakening economy and a seemingly unending string of earnings disappointments among technology and other growth stocks, continued their return to fundamental valuations. The markets also continued to focus on long-neglected small- and mid-cap equities. Mid-cap stocks outdistanced their larger-capitalization peers, with the S&P MidCap Index gaining 0.97% compared with a 6.70% loss in the overall S&P 500 Index. Moreover, value stocks enjoyed another period of strength relative to growth stocks as demonstrated by the Russell Midcap Value Index, which outperformed the Russell Midcap Growth Index by more than 16 percentage points for the six months.

PORTFOLIO AND STRATEGY REVIEW

     Major contributions to fund returns came primarily from the consumer, materials, and energy sectors, as the Fed's rate cuts helped bring about recoveries in these depressed stocks. Negative sentiment toward technology stocks early in the year gave us a chance to add good companies in this sector at reasonable prices.

     Hasbro and Circuit City Stores were among the consumer stocks that helped fund performance in the first half. Hasbro stumbled in 1999 and 2000, negatively affected by Internet and video game ventures and slower sales of Pokemon toys. Hasbro has since sold off its losing investments, lowered corporate costs, and appears to be positioned for a rebound. The stock price increased 37% this year, reflecting the company's improvements. Circuit City is reorganizing and modernizing its stores in an effort to improve the shopping experience for customers and turn around its declining sales. Moreover, its Carmax auto retailing business has seen improved results lately. After hitting a low in December, the stock rebounded sharply, up 57% year-to-date.

     Energy stocks also continued to do well, including Massey Energy, which was a wonderful performer in the first half. We acquired shares of this coal mine owner and operator early in the year just as coal prices started to rise. The stock followed the commodity upward, gaining 55% this year. Murphy Oil rose 23% since the beginning of this year, driven by higher profits from its energy production and oil refining businesses. Its oil and gas business benefited from robust commodity prices, while its refining business increased its volume 21% this year and saw higher margins as well.Technology stocks continued to struggle in the first half of the year, although we were able to take advantage of opportunities within certain sectors. The computer industry was one of the stronger technology groups, with BMC Software leading the way. We initially purchased BMC last year after the stock fell due to slowing business trends. In a fairly short period BMC has cut costs and seen some improvement in its mainframe software business. The stock has been volatile, but is up 61% this year.

     Conversely, our telecom holdings were hit the worst. We purchased equipment maker 3Com, our largest new position, earlier this year in the midst of its corporate restructuring. The benefits of this restructuring have not yet shown in its financial results or its share price performance. We added to our holding, however, believing that 3Com has an important position in Internet protocol telephony software. The company is financially sound, and the restructuring should bring it back to profitability.

     We continued to search for opportunities in various industries. We added health insurance company Aetna, which has been struggling. We believe that the company's new management team will be able to turn its fortunes around. The stock is priced at half of the company's book value per share, and Aetna has the potential for much higher earnings than current levels.

     Another new purchase was Commerce Bancshares, which has a bank branch network in Missouri, Illinois, and Kansas. This company has higher-than-average returns on its assets and sells for a reasonable valuation. We purchased KPMG Consulting on the company's initial public offering. KPMG was spun out of a private partnership, which included its accounting business. The company has strong name recognition and should grow well with its systems implementation business. We expect the stock's valuation to improve as investors grow confident with the company's earnings power.

Sector Diversification
--------------------------------------------------------------------------------

Business Services and Transportat                                  11

Capital Equipment, Process Industries,
and Basic Materials                                                15

Technology                                                         10

Consumer Services and Consumer Cy                                  16

Financial                                                          16

Energy and Utilities                                               12

Consumer Nondurables                                               14

Reserves                                                            6


     We also used market pullbacks to purchase one of the largest connector manufacturers in the world. Molex offers more than 100,000 electronic connectors, cable assemblies, and backplanes for various end products such as autos, computers, wireless phones, consumer electronics, and industrial machinery. With sales falling short of original expectations during the second quarter, the stock was significantly below highs set last year. We took advantage of this rare opportunity to add this high-quality company to our portfolio.

     BJ's Wholesale Club was a good performer, and we sold our shares after they exceeded our price target. BJ's has largely closed the valuation differential between its stock and the industry leader, Costco. We also eliminated longtime holding PerkinElmer early in the year when the company began to experience slowing growth in its optical electronics business. PerkinElmer achieved its goal of converting the company from mature businesses to a collection of high-growth divisions, but its progress was reflected in its share price, and it was time to exit this successful investment.

OUTLOOK

     The economy remains weak, but the stimulus provided by the Federal Reserve, along with tax-rebate checks and lower tax rates, will eventually work their way through the system. Meanwhile, the market's downturn has brought a dose of reality to equity markets. Investors' renewed focus on sound fundamentals and reasonable valuations has been gratifying, allowing us to return to the kind of long-term results our strategy has produced in the past and that we believe can be achieved in the future.

     Looking ahead, we continue to see a benign environment for mid-cap stocks. Despite their recent outperformance, mid-cap equities are still relatively inexpensive compared with their large-cap brethren, and we continue to find good businesses at attractive prices in which to invest. We thank you for your continued support.


     Respectfully submitted,

     David J. Wallack
     Chairman of the fund's Investment Advisory Committee

     July 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

  Ten Largest Purchases
  ------------------------------------------------------------------------------
  3Com*

  Molex*

  SAFECO*

  Aetna*

  Commerce Bancshares*

  KPMG Consulting*

  USX-Marathon Group*

  Sepracor*

  Wachovia*

  Dover*


  Ten Largest Sales
  ------------------------------------------------------------------------------

  PerkinElmer**

  Massey**

  Bank United**

  Tidewater

  BJ's Wholesale Club**

  Blyth Industries**

  BMC Software

  Cabot**

  H&R Block**

  Federated Investors


  *        Position added
  **       Position eliminated


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              6/30/01
  ------------------------------------------------------------------------------

  SAFECO                                                          1.5%

  Circuit City Stores                                             1.4

  TCF Financial                                                   1.4

  Fortune Brands                                                  1.4

  Molex                                                           1.4
  ------------------------------------------------------------------------------

  Houghton Mifflin                                                1.4

  Knight-Ridder                                                   1.4

  Potlatch                                                        1.3

  Hasbro                                                          1.3

  Newmont Mining                                                  1.3
  ------------------------------------------------------------------------------

  Ceridian                                                        1.3

  FirstEnergy                                                     1.3

  Apple Computer                                                  1.3

  Sepracor                                                        1.2

  Hubbell                                                         1.2
  ------------------------------------------------------------------------------

  PartnerRe                                                       1.2

  Nordstrom                                                       1.2

  North Fork Bancorporation                                       1.2

  Clorox                                                          1.2

  Commerce Bancshares                                             1.2
  ------------------------------------------------------------------------------

  Wachovia                                                        1.2

  Lattice Semiconductor                                           1.2

  CNF                                                             1.2

  Baker Hughes                                                    1.2

  Unifi                                                           1.1
  ------------------------------------------------------------------------------

  Total                                                          32.0%

  Note: Table excludes reserves.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Mid-Cap Value Fund
--------------------------------------------------------------------------------

                             S&P index            Lipper     Mid-cap Value

     6/30/96                    10.000            10.000            10.000
     6/30/97                    12.333            12.658            12.938
     6/30/98                    15.681            15.196            15.682
     6/30/99                    18.375            15.948            16.041
     6/30/00                    21.495            15.941            15.922
     6/30/01                    23.402            19.763            20.434


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Since Inception
                                                                  Since
     Periods Ended 6/30/01   1 Year   3 Years   5 Years    Inception     Date
     Mid-Cap Value Fund      28.34%     9.22%    15.36%       15.35%  6/28/96

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

              6 Months       Year    6/28/96
                 Ended      Ended    Through
               6/30/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE
Beginning of
period           15.64      13.37      13.66      14.47      11.56      10.00

Investment activities

  Net investment
  income (loss    0.07       0.18       0.23       0.19       0.08*      0.10*
  Net realized
  and unrealized
  gain (loss)     1.07       2.82       0.22      (0.05)      3.05       1.53

  Total from
  investment a   1.14s       3.00       0.45       0.14       3.13       1.63

Distributions

  Net investment
  income         (0.17)     (0.23)     (0.19)     (0.08)     (0.07)      --


  Total
  Distributions   --        (0.73)     (0.74)     (0.95)     (0.22)     (0.07)


NET ASSET VALUE

End of period    16.78      15.64      13.37      13.66      14.47      11.56


Ratios/Supplemental Data

Total returnu     7.29%     22.75%      3.52%      1.39%     27.10%*    16.30%*

Ratio of total
expenses to
average net
assets          1.00%!       0.99%      1.04%      1.08%      1.25%*  1.25%*!

Ratio of net
investment
income (loss)
to average
net assets      0.96%!       1.33%      1.60%      1.24%      1.18%*  2.10%*!

Portfolio
turnover rate   60.4%!      31.9%      26.8%      32.0%      16.0%    3.9%!

Net assets,
end of period
(in thousands) 372,564    282,251    211,730    221,338    217,991     49,189


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/97.
!         Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2001

Statement of Net Assets                                 Shares/Par        Value
--------------------------------------------------------------------------------
                                                              In thousands

  Common Stocks  92.6%

  FINANCIAL  15.3%

  Bank and Trust  9.9%

  Banknorth Group                                 147,000            3,330

  Commerce Bancshares                             120,000            4,428

  First Tennessee National                         58,500            2,030

  Mercantile Bankshares                            82,500            3,228

  National Commerce Financial                      94,000            2,291

  North Fork Bancorporation                       146,000            4,526

  Northern Trust                                   47,000            2,937

  Sovereign Bancorp                               117,200            1,524

  TCF Financial                                   115,000            5,326

  Wachovia                                         61,000            4,340

  Wilmington Trust                                 45,000            2,819

                                                                    36,779

  Insurance  4.7%

  ACE Limited                                      23,500              919

  PartnerRe                                        83,000            4,598

  PMI Group                                        51,000            3,655

  SAFECO                                          185,000            5,457

  W. R. Berkley                                    67,000            2,775

                                                                    17,404

  Financial Services  0.7%

  Federated Investors (Class B)                    49,000            1,578

  Leucadia National                                38,000            1,233

                                                                     2,811

  Total Financial                                                   56,994


  UTILITIES  4.4%

  Telephone  1.0%

  Centurytel                                      124,000            3,757

                                                                     3,757

  Electric Utilities  3.4%

  FirstEnergy                                     146,500            4,711

  GPU                                              37,000            1,301

  Pinnacle West Capital                            69,500            3,294

  Unisource Energy                                140,000            3,216

                                                                    12,522

  Total Utilities                                                   16,279


  CONSUMER NONDURABLES  13.0%

  Food Processing  1.5%

  International Multifoods                         91,000            1,888

  McCormick                                        85,000            3,572

                                                                     5,460

Hospital Supplies/Hospital Management  2.2%

  Apogent Technologies *                           99,500            2,448

  Boston Scientific *                             197,000            3,349

  Guidant *                                        52,000            1,872

  Sybron Dental Specialties *                      17,500              358

                                                                     8,027

  Biotechnology  0.3%

  Edwards Lifesciences *                           45,000            1,186

                                                                     1,186

  Health Care Services                                                 1.1%

  Aetna *                                         155,000            4,010

                                                                     4,010

  Miscellaneous Consumer Products  7.9%

  Brunswick                                       145,000            3,484

  Clorox                                          131,000            4,435

  Fortune Brands                                  136,000            5,217

  Hasbro                                          346,500            5,007

  Newell Rubbermaid                               120,000            3,012

  Reebok *                                         68,000            2,173

  Stanley Works                                    31,000            1,298

  Tomkins (GBP)                                   265,100              683

  Unifi *                                         500,000            4,250

                                                                    29,559

  Total Consumer Nondurables                                        48,242


  CONSUMER SERVICES  10.6%


  General Merchandisers  1.0%

  Neiman Marcus *                                 122,500            3,798

                                                                     3,798

  Specialty Merchandisers                                              3.3%

  Circuit City Stores                             300,000            5,400

  Intimate Brands                                 157,000            2,366

  Nordstrom                                       244,000            4,526

                                                                    12,292

Entertainment and Leisure  1.4%

  Houghton Mifflin                                 85,000            5,094

                                                                     5,094

  Restaurants                                                          0.7%

  Outback Steakhouse *                             90,000            2,592

                                                                     2,592

  Media & Communications  4.2%

  Chris-Craft *                                    59,440            4,244

  Knight-Ridder                                    85,000            5,040

  Meredith                                        116,500            4,172

  Valassis Communications *                        65,000            2,327


  Total Consumer Services                                           39,559


  CONSUMER CYCLICALS  5.5%

  Automobiles and Related   1.5%

  A.O. Smith (Class B)                            152,500            2,730

  Eaton                                             4,000              280

  Littelfuse *                                     98,000            2,626

                                                                     5,636

  Building & Real Estate   2.5%

  Archstone Communities Trust, REIT               114,100            2,941

  ProLogis Trust, REIT                             50,961            1,158

  Reckson Associates Realty, REIT                  62,000            1,426

  Rouse, REIT                                     127,500            3,653

                                                                     9,178


  Miscellaneous Consumer Durables  1.5%

  Black & Decker                                   84,000            3,315

  Masco                                           100,000            2,496

                                                                     5,811

  Total Consumer Cyclicals                                          20,625


  TECHNOLOGY   8.8%

  Electronic Components  3.6%

  Analogic                                         89,200            4,063

  Axcelis Technologies *                                1                0

  Lattice Semiconductor *                         177,700            4,336

  Molex (Class A)                                 171,200            5,105

                                                                    13,504

Aerospace & Defense  3.0%

  Allegheny Technologies                          125,000            2,261

  Harsco                                           94,000            2,550

  L-3 Communications Holdings *                    24,000            1,831

  Raytheon                                        129,000            3,425

  Rockwell *                                       65,000              998

                                                                    11,065

  Information Processing  1.3%

  Apple Computer *                                201,000            4,673

                                                                     4,673

  Telecommunications  0.9%

  3Com *                                          731,500            3,475

                                                                     3,475

  Total Technology                                 32,717

  CAPITAL EQUIPMENT                                                    3.2%

  Electrical Equipment                                                 1.2%

  Hubbell (Class A)                                25,000              701

  Hubbell (Class B)                               136,000            3,944

                                                                     4,645

  Machinery  2.0%

  Dover                                            97,000            3,652

  FMC *                                            43,000            2,948

  Parker Hannifin                                  18,500              786

                                                                     7,386

  Total Capital Equipment                                           12,031

  BUSINESS SERVICES
  AND TRANSPORTATION  9.4%

  Computer Service and Software  2.1%

  Affiliated Computer Services (Class A) *         35,000            2,517

  BMC Software *                                   98,000            2,209

  NCR *                                            63,000            2,961

                                                                     7,687

  Distribution Services  0.2%

  Supervalu                                        39,600              695

                                                                       695

  Transportation Services  1.1%

  CNF                                             153,000            4,322

                                                                     4,322

  Miscellaneous Business Services  6.0%

  Arbitron *                                       22,400              540

  Ceridian *                                      252,000            4,831

  Concord EFS *                                    42,700            2,221

  Equifax                                          32,500            1,192

  Galileo                                          59,500            1,934

  KPMG Consulting *                               202,400            3,107

  Manpower                                        100,000            2,990

  ServiceMaster                                   181,500            2,178

  Sysco                                           125,000            3,393

                                                                    22,386

  Total Business Services and Transportation                        35,090

  ENERGY  6.5%

  Energy Services  2.2%

  Baker Hughes                                    128,000            4,288

  Diamond Offshore Drilling                       113,000            3,735

  Tidewater                                         7,000              264


                                                                     8,287

  Exploration and Production  0.8%

  Burlington Resources                             45,000            1,797

  Ocean Energy                                     75,000            1,309

                                                                     3,106

  Integrated Petroleum - Domestic  3.2%

  Amerada Hess                                     46,000            3,717

  Murphy Oil                                       54,000            3,974

  USX-Marathon                                    142,000            4,191

                                                                    11,882

  Miscellaneous Energy  0.3%

  Peabody Energy *                                 32,500            1,064

                                                                     1,064

  Total Energy                                                      24,339


  PROCESS INDUSTRIES  6.2%

  Diversified Chemicals  1.0%

  Arch Chemicals                                   91,000            1,987

  Cabot Microelectronics *                              1                0

  IMC Global                                      170,000            1,734

                                                                     3,721

  Specialty Chemicals  0.7%

  Great Lakes Chemical                             89,000            2,746

                                                                     2,746


  Paper and Paper Products  2.6%

  Mead                                             35,000              950

  Packaging Corp of America *                     209,500            3,253

  Sonoco Products                                 148,000            3,682

  Wausau-Mosinee Paper                            134,200            1,730

                                                                     9,615

  Forest Products  1.4%

  Potlatch                                        146,000            5,024


                                                          5,024

  Building and Construction  0.5%

  Martin Marietta Materials                        36,500            1,806

                                                                     1,806

  Total Process Industries                                          22,912


  BASIC MATERIALS  5.2%

  Metals  3.3%

  Goldfields ADR                                  410,000            1,866

  Inco *                                          182,300            3,146

  Nucor                                            77,500            3,789

  Phelps Dodge                                     84,200            3,494

                                                                    12,295

  Mining  1.9%

  Franco Nevada Mining (CAD)                      167,500            2,149

  Newmont Mining                                  266,500            4,960

                                                                     7,109

  Total Basic Materials                                             19,404

  Total Miscellaneous Common Stocks  4.5%                           16,845

  Total Common Stocks (Cost  $310,404)                             345,037


  Convertible Bonds  1.3%

  Sepracor, 7.00%, 12/15/05                     5,350,000            4,646

  Total Convertible
  Bonds (Cost $3,899)                                                4,646

  Short-Term Investments                                               7.5%

  Money Market Funds                                                   7.5%

  T. Rowe Price Reserve
  Investment Fund, 4.34%                       27,983,076           27,983

  Total Short-Term Investments (Cost           $   27,983)          27,983

  Total Investments in Securities

  101.4% of Net Assets (Cost $342,286)                             377,666

  Other Assets Less Liabilities                                     (5,102)


  NET ASSETS                                                       372,564

  Net Assets Consist of:


Accumulated net investment
income - net of distributions                                        1,574

Accumulated net realized
gain/loss - net of distributions                                    29,680

Net unrealized gain (loss)                                          35,380

Paid-in-capital applicable to
22,198,014 shares of $0.0001 par

value capital stock outstanding;
 1,000,000,000 shares authorized                                   305,930

NET ASSETS                                                         372,564

NET ASSET VALUE PER SHARE                                            16.78


         #        Seven-day yield
         *        Non-income producing
         ADR      American Depository Receipt
         REIT     Real Estate Investment Trust
         CAD      Canadian dollar
         GBP      British sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands



                                                             Six Months
                                                                  Ended
                                                                6/30/01

  Investment Income (Loss)
  Income
     Dividend                                                    2,296

     Interest                                                      867

     Total income                                                3,163

  Expenses

     Investment management                                       1,082

     Shareholder servicing                                         421

     Custody and accounting                                         54

     Registration                                                   27

     Prospectus and shareholder repor                               17

     Legal and audit                                                 8

     Directors                                                       5

     Miscellaneous                                                   2

     Total expenses                                              1,616

     Expenses paid indirectly                                       (5)

     Net expenses                                                1,611

  Net investment income (loss)                                   1,552

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

     Securities                                                 24,429

     Foreign currency transactions                                  (1)

     Net realized gain (loss)                                   24,428

  Change in net unrealized gain or lo                           (2,979)

  Net realized and unrealized gain (l                           21,449

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                      $ 23,001
                                                              --------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                               Six Months             Year
                                                    Ended            Ended
                                                  6/30/01         12/31/00

  Increase (Decrease) in Net Assets

  Operations


     Net investment
     income (loss)                                  1,552            2,981


     Net realized
     gain (loss)                                   24,428            9,589

     Change in net unrealized
     gain or loss                                  (2,979)          36,962


     Increase (decrease) in net
     assets from operations                        23,001           49,532

  Distributions to shareholders

     Net investment income                           --             (2,865)

     Net realized gain                               --             (9,442)

     Decrease in net
     assets from
     distributions                                   --            (12,307)

  Capital share transactions *

     Shares sold                                  100,431           62,201

     Distributions reinvested                        --             12,127

     Shares redeemed                              (33,119)         (41,032)

     Increase (decrease) in net
     assets from capital

     share transactions                            67,312           33,296

  Net Assets

  Increase (decrease) during period                90,313           70,521

  Beginning of period                             282,251          211,730

  End of period                                   372,564          282,251

  *Share information

     Shares sold                                    6,219            4,407

     Distributions reinvested                        --                819

     Shares redeemed                               (2,063)          (3,025)

     Increase (decrease)
     in shares outstanding                          4,156            2,201


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Mid-Cap Value Fund
--------------------------------------------------------------------------------
Unaudited                                                       June 30, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 28, 1996. The fund seeks to provide long-term capital appreciation by investing primarily in mid-size companies that appear to be undervalued.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $158,573,000 and $92,033,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $342,286,000. Net unrealized gain aggregated $35,380,000 at period-end, of which $52,718,000 related to appreciated investments and $17,338,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $204,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $197,000 for the six months ended June 30, 2001, of which $32,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International.

     Spectrum Growth Fund held approximately 45% of the outstanding shares of the Mid-Cap Value Fund at June 30, 2001. For the six months then ended, the fund was allocated $224,000 of Spectrum expenses, $39,000 of which was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $666,000 and are reflected as interest income in the accompanying Statement of Operations.

For fund and account information
or to conduct transactions,
24 hours, 7 days a
week By touch-tone telephone
Tele*Access(registered trademark) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center 4515
Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area 1900
Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills New

Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence
T. Rowe Price Investment Services, Inc., Distributor.           F15-051  6/30/01



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